UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22041
Gabelli 787 Fund, Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: October 31
Date of reporting period: April 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund
Semi-Annual Report
April 30, 2011
To Our Shareholders,
     For the six months ended April 30, 2011, the net asset value (“NAV”) per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund (the “Fund”) rose 6.9% compared with a 16.4% increase for the Standard & Poor’s (“S&P”) 500 Index.
Comparative Results
Average Annual Returns through April 30, 2011 (a) (Unaudited)

		Calendar					Since
	Six	Year to	One	Three	Five	Ten	Inception
	Months	Date	Year	Year	Year	Year	(2/28/01)
Gabelli Enterprise M&A Fund Class AAA	6.93%	4.98%	9.60%	2.63%	2.78%	4.49%	4.51%
S&P 500 Index	16.36	9.06	17.22	1.73	2.95	2.82	2.87
Class A	6.93	4.99	9.39	2.60	2.76	4.48	4.50
With sales charge (b)	0.78	(1.05)	3.10	0.59	1.55	3.86	3.89
Class B	6.65	4.72	8.76	2.05	2.19	3.90	3.92
With contingent deferred sales charge (c)	1.65	(0.28)	3.76	1.08	1.82	3.90	3.92
Class C	6.54	4.72	8.77	2.04	2.18	3.90	3.92
With contingent deferred sales charge (d)	5.54	3.72	7.77	2.04	2.18	3.90	3.92
Class Y	7.09	5.00	9.79	3.05	3.21	4.95	4.96
In the current prospectus dated February 28, 2011, the Fund’s expense ratios are 1.51%, 1.71%, 2.26%, 2.26%, and 1.26% for the Class AAA, A, B, C, and Y Shares, respectively. See page 11 for the expense ratio for the six months ended April 30, 2011. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.
(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Returns would have been lower if certain expenses of the Fund had not been waived or reimbursed from March 11, 2008. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class A Shares’ NAVs are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher than the returns of the Class A Shares due to lower expenses. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.

(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

Gabelli Enterprise Mergers and Acquisitions Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from November 1, 2010 through April 30, 2011	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	11/01/10	04/30/11	Ratio	Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$1,069.30	1.45%	$7.44
Class A	$1,000.00	$1,069.30	1.65%	$8.47
Class B	$1,000.00	$1,066.50	2.20%	$11.27
Class C	$1,000.00	$1,065.40	2.20%	$11.27
Class Y	$1,000.00	$1,070.90	1.21%	$6.21

Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.60	1.45%	$7.25
Class A	$1,000.00	$1,016.61	1.65%	$8.25
Class B	$1,000.00	$1,013.88	2.20%	$10.99
Class C	$1,000.00	$1,013.88	2.20%	$10.99
Class Y	$1,000.00	$1,018.79	1.21%	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of April 30, 2011:
Gabelli Enterprise Mergers and Acquisitions Fund

U.S. Government Obligations	29.0%
Health Care	16.4%
Industrials	8.4%
Consumer Staples	8.1%
Information Technology	7.7%
Materials	7.3%
Telecommunication Services	6.6%
Consumer Discretionary	6.4%
Financials	4.3%
Utilities	4.0%
Energy	1.5%
Forward Foreign Exchange Contracts	(0.1)%
Other Assets and Liabilities (Net)	0.4%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended January 31, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.
We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments — April 30, 2011 (Unaudited)

				Market
Shares			Cost	Value
		COMMON STOCKS — 70.6%
		HEALTH CARE — 16.3%
		Biotechnology — 2.7%
500		Actelion Ltd.†	$25,874	$29,451
9,000		Biogen Idec Inc.†	493,981	876,150
10,000		Celera Corp.†	81,550	79,100
20,000		Cellestis Ltd.	71,786	74,315
10,000		Cephalon Inc.†	754,238	768,000
40,000		Indevus Pharmaceuticals Inc., Escrow† (a)	0	44,000
443,000		Q-Med AB†	4,952,984	5,791,856
8,000		Talecris Biotherapeutics Holdings Corp.†	170,689	223,360

			6,551,102	7,886,232

		Health Care Equipment and Supplies — 7.3%
200,000		American Medical Systems Holdings Inc.†	5,896,562	5,900,000
49,000		ArthroCare Corp.†	1,009,669	1,731,170
140,000		Beckman Coulter Inc.	11,390,846	11,599,000
13,000		Exactech Inc.†	175,288	232,830
11,000		RTI Biologics Inc.†	58,694	31,900
135,000		Smith & Nephew plc	1,513,937	1,482,636
2,500		Synthes Inc.	416,762	430,636
16,000		TomoTherapy Inc.†	73,138	73,280
10,000		Vital Images Inc.†	186,659	186,400
1,500		Young Innovations Inc.	42,186	46,530

			20,763,741	21,714,382

		Health Care Providers and Services — 1.5%
10,000		America Service Group Inc.	256,706	258,000
1,000		Chemed Corp.	30,478	69,630
60,201		Emergency Medical Services Corp., Cl. A†	3,804,835	3,840,824
21,496		Rural/Metro Corp.†	367,482	366,077

			4,459,501	4,534,531

		Life Sciences Tools and Services — 3.8%
75,000		Dionex Corp.†	8,844,697	8,876,250
145,000		WuXi PharmaTech (Cayman) Inc., ADR†	2,745,451	2,552,000

			11,590,148	11,428,250

		Pharmaceuticals — 1.0%
26,000		Allergan Inc.	1,494,006	2,068,560
35,000		Bristol-Myers Squibb Co.	842,746	983,500
—	(b)	Novartis AG, ADR	11	12

			2,336,763	3,052,072

		TOTAL HEALTH CARE	45,701,255	48,615,467

		INDUSTRIALS — 8.4%
		Aerospace and Defense — 1.4%
15,000		ITT Corp.	898,109	866,850

			Market
Shares		Cost	Value
27,000	Kaman Corp.	$792,407	$1,004,400
22,000	Ladish Co. Inc.†	1,059,792	1,247,400
10,000	Smiths Group plc	215,307	222,489
56,400	Vector Aerospace Corp.†	744,588	768,373

		3,710,203	4,109,512

	Airlines — 0.0%
5,000	AirTran Holdings Inc.†	36,975	37,550

	Building Products — 0.6%
140,000	Griffon Corp.†	1,190,000	1,783,600

	Commercial Services and Supplies — 0.1%
7,500	Rollins Inc.	22,545	157,275

	Electrical Equipment — 1.1%
60,000	LaBarge Inc.†	1,146,535	1,148,400
1,700	Technology Research Corp.	12,129	12,189
2,000	Thomas & Betts Corp.†	112,130	115,940
54,000	Tognum AG	1,896,573	2,071,540

		3,167,367	3,348,069

	Machinery — 4.1%
55,000	Baldwin Technology Co. Inc., Cl. A†	163,182	94,600
130,000	Bucyrus International Inc.	11,683,954	11,888,500
8,000	CIRCOR International Inc.	175,385	363,440

		12,022,521	12,346,540

	Railroads and Transportation — 1.1%
12,000	GATX Corp.	409,711	507,240
39,000	Navistar International Corp.†	947,678	2,711,280

		1,357,389	3,218,520

	TOTAL INDUSTRIALS	21,507,000	25,001,066

	CONSUMER STAPLES — 8.1%
	Food and Staples Retailing — 0.8%
36,154	Casey’s General Stores Inc.	1,425,465	1,411,090
9,000	Massmart Holdings Ltd.	181,005	197,411
4,000	Spartan Stores Inc.	14,980	62,440
32,000	Village Super Market Inc., Cl. A	731,026	865,280

		2,352,476	2,536,221

	Food Products — 3.9%
42,000	Danisco A/S	4,939,616	5,572,084
2,000	Flowers Foods Inc.	10,669	61,120
150,000	Sara Lee Corp.	2,477,451	2,880,000
32,960	Tootsie Roll Industries Inc.	763,789	976,934
60,000	Wimm Bill Dann Foods OJSC, ADR†	1,956,417	2,117,400

		10,147,942	11,607,538

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — April 30, 2011 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	CONSUMER STAPLES (Continued)
	Personal Products — 3.4%
250,000	Alberto-Culver Co.	$9,042,293	$9,335,000
27,000	Avon Products Inc.	830,455	793,260

		9,872,748	10,128,260

	TOTAL CONSUMER STAPLES	22,373,166	24,272,019

	INFORMATION TECHNOLOGY — 7.7%
	Communications Equipment — 0.0%
10,000	Emulex Corp.†	90,960	96,900

	Computers and Peripherals — 0.3%
8,000	Diebold Inc.	236,960	270,400
3,000	Hypercom Corp.†	21,803	35,910
45,000	Intermec Inc.†	852,812	516,600
1,000	SanDisk Corp.†	7,045	49,140
1,500	Seagate Technology plc	22,305	26,430

		1,140,925	898,480

	Electrical Equipment and Instruments — 2.0%
10,000	GTSI Corp.†	49,067	46,400
350,000	L-1 Identity Solutions Inc.†	4,115,238	4,105,500
12,000	Oce NV†	138,240	142,191
6,000	Park Electrochemical Corp.	148,778	191,820
22,000	TE Connectivity Ltd.	836,583	788,700
35,000	Zygo Corp.†	316,417	523,250

		5,604,323	5,797,861

	Internet Software and Services — 2.0%
30,000	GSI Commerce Inc.†	877,740	878,100
15,000	SAVVIS Inc.†	586,958	590,400
62,000	SRA International Inc., Cl. A†	1,927,987	1,921,380
150,000	Yahoo! Inc.†	3,941,280	2,662,500

		7,333,965	6,052,380

	Semiconductors and Semiconductor Equipment — 2.3%
500	Aleo Solar AG†	16,389	17,915
4,000	International Rectifier Corp.†	63,912	138,240
2,500	LTX-Credence Corp.†	18,894	21,675
16,000	MoSys Inc.†	63,910	99,040
210,179	National Semiconductor Corp.	5,065,231	5,069,517
1,000	Roth & Rau AG†	32,340	34,303
105,000	Verigy Ltd.†	1,474,404	1,518,300

		6,735,080	6,898,990

	Software — 1.1%
100,000	Epicor Software Corp.†	1,247,898	1,250,000
30,000	FalconStor Software Inc.†	163,164	127,800

				Market
Shares			Cost	Value
50,000		Lawson Software Inc.†	$555,150	$553,500
74,000		Take Two Interactive Software Inc.†	1,010,310	1,197,320

			2,976,522	3,128,620

		TOTAL INFORMATION TECHNOLOGY	23,881,775	22,873,231

		MATERIALS — 7.3%
		Building Products — 0.1%
6,000		CIMPOR — Cimentos de Portugal SGPS SA	38,363	41,457
7,000		Texas Industries Inc.	228,877	295,190
2,103	(c)	TimberWest Forest Corp.†	13,841	14,027

			281,081	350,674

		Chemicals — 4.3%
98,000		Rhodia SA	4,358,222	4,568,688
12,000		Sensient Technologies Corp.	286,574	454,680
58,800		The Lubrizol Corp.	7,878,925	7,909,776

			12,523,721	12,933,144

		Containers and Packaging — 1.5%
9,800		Greif Inc., Cl. B	522,923	570,458
370,000		Myers Industries Inc.	7,585,469	3,947,900

			8,108,392	4,518,358

		Metals and Mining — 1.4%
110,000		Alcoa Inc.	1,563,024	1,870,000
4,000		Camino Minerals Corp.†	749	1,543
29,000		Consolidated Thompson Iron Mines Ltd.†	509,685	524,737
150,000		Equinox Minerals Ltd.†	1,279,586	1,284,152
200		Eramet	22,946	78,738
12,000		Gold Fields Ltd., ADR	150,406	214,080
2,000		Lundin Mining Corp.†	16,101	19,574
21,250		Pilot Gold Inc.†	64,994	74,116

			3,607,491	4,066,940

		TOTAL MATERIALS	24,520,685	21,869,116

		TELECOMMUNICATION SERVICES — 6.6%
		Diversified Telecommunications Services — 1.8%
280,000		Asia Satellite Telecommunications Holdings Ltd.	604,206	593,440
360,000		Cincinnati Bell Inc.†	1,769,965	1,076,400
3,000		Global Crossing Ltd.†	69,749	70,140
60,000		Hughes Communications Inc.†	3,575,474	3,591,000

			6,019,394	5,330,980

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — April 30, 2011 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	TELECOMMUNICATION SERVICES (Continued)
	Wireless Telecommunications Services — 4.8%
165,000	Atheros Communications Inc.†	$7,363,963	$7,401,900
13,000	Millicom International Cellular SA	863,988	1,408,420
2,000	Rogers Communications Inc., Cl. B	5,909	75,660
400,000	Sprint Nextel Corp.†	2,096,724	2,072,000
8,000	Telephone & Data Systems Inc.	248,529	268,480
65,500	United States Cellular Corp.†	3,066,034	3,225,220

		13,645,147	14,451,680

	TOTAL TELECOMMUNICATION SERVICES	19,664,541	19,782,660

	CONSUMER DISCRETIONARY — 6.4%
	Auto Components — 0.3%
16,000	Tenneco Inc.†	50,954	739,360

	Diversified Consumer Services — 0.1%
50,000	Corinthian Colleges Inc.†	424,772	222,500

	Hotels, Restaurants, and Leisure — 0.4%
15,000	Boyd Gaming Corp.†	71,927	134,100
4,000	Churchill Downs Inc.	130,964	166,840
144,874	Dover Motorsports Inc.†	634,741	282,504
13,000	Gaylord Entertainment Co.†	182,575	466,310
80,000	Ladbrokes plc	150,377	203,381
1,700	McCormick & Schmick’s Seafood Restaurants Inc.†	15,671	15,521

		1,186,255	1,268,656

	Household Durables — 0.4%
20,000	Harman International Industries Inc.	760,356	970,600
8,000	Nobility Homes Inc.†	155,027	72,320
11,500	Skyline Corp.	382,426	225,515

		1,297,809	1,268,435

	Media — 2.7%
105,000	Acme Communications Inc.†	254,510	137,550
2,000	Ascent Media Corp., Cl. A†	49,850	96,060
13,600	British Sky Broadcasting Group plc	142,069	191,274
140,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,198,924	1,926,400
75,000	Crown Media Holdings Inc., Cl. A†	491,982	164,250
4,000	Discovery Communications Inc., Cl. A†	57,024	177,040

			Market
Shares		Cost	Value
4,000	Discovery Communications Inc., Cl. C†	$39,809	$157,840
25,000	DISH Network Corp., Cl. A†	469,424	626,000
42,000	Fisher Communications Inc.†	1,554,754	1,270,500
254	Granite Broadcasting Corp.† (a)	0	0
30,000	Liberty Media Corp. — Capital, Cl. A†	362,607	2,468,100
2,500	Liberty Media Corp. — Starz, Cl. A†	66,562	192,125
80,500	Mediacom Communications Corp., Cl. A† (a)	0	7,245
13,000	Salem Communications Corp., Cl. A	69,913	46,800
20,000	Shaw Communications Inc., Cl. B	265,164	423,200
40,000	Zon Multimedia Servicos de
	Telecomunicacoes e Multimedia SGPS SA	613,754	226,676

		6,636,346	8,111,060

	Multiline Retail — 0.0%
4,000	Retail Ventures Inc.†	69,712	82,120
3,000	Saks Inc.†	38,130	35,880

		107,842	118,000

	Specialty Retail — 0.4%
4,000	Dollar Thrifty Automotive Group Inc.†	196,960	275,720
5,000	J. Crew Group Inc., Escrow† (a)	0	0
85,000	Midas Inc.†	1,453,291	617,950
10,000	Pier 1 Imports Inc.†	63,663	121,800
14,100	Sally Beauty Holdings Inc.†	109,268	208,539

		1,823,182	1,224,009

	Textiles, Apparel, and Luxury Goods — 2.1%
340,000	Bulgari SpA	5,748,519	6,189,143
10,000	Heelys Inc.†	31,460	21,900

		5,779,979	6,211,043

	TOTAL CONSUMER DISCRETIONARY	17,307,139	19,163,063

	FINANCIALS — 4.3%
	Capital Markets — 0.3%
50,000	BKF Capital Group Inc.†	200,759	55,000
15,000	optionsXpress Holdings Inc.	265,550	276,600
75,000	SWS Group Inc.	1,303,141	457,500

		1,769,450	789,100

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — April 30, 2011 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
	Commercial Banks — 1.7%
2,000	Danvers Bancorp Inc.	$43,186	$45,100
220,000	First Niagara Financial Group Inc.	2,960,288	3,168,006
21,000	Marshall & Ilsley Corp.	143,525	171,570
400,000	Wilmington Trust Corp.	1,761,430	1,804,000

		4,908,429	5,188,676

	Consumer Finance — 1.4%
185,000	SLM Corp.†	3,705,526	3,069,150
225,000	The Student Loan Corp.,
	Escrow (a)	0	562,500
60,000	TradeStation Group Inc.†	581,082	579,000

		4,286,608	4,210,650

	Insurance — 0.8%
3,000	Argo Group International Holdings Ltd.	80,520	94,230
4,000	Chaucer Holdings plc	3,662	3,691
78,000	CNA Surety Corp.†	1,218,130	2,066,220
423	Wesco Financial Corp.	152,281	165,816

		1,454,593	2,329,957

	Real Estate Management and Development — 0.0%
500	ECO Business-Immobilien AG†	3,961	4,925

	Thrift and Mortgage Finance — 0.1%
10,000	New York Community
	Bancorp Inc.	165,939	166,000

	TOTAL FINANCIALS	12,588,980	12,689,308

	UTILITIES — 4.0%
	Electric Utilities — 1.1%
7,300	DPL Inc.	220,336	221,117
90,000	Endesa SA	3,581,854	3,137,303
3,335	FirstEnergy Corp.	115,177	133,266

		3,917,367	3,491,686

	Gas Utilities — 0.4%
8,000	Nicor Inc.	395,867	443,440
17,000	Southwest Gas Corp.	574,100	676,090

		969,967	1,119,530

	Independent Power Producers and Energy Traders — 0.4%
15,000	Dynegy Inc.†	69,860	95,100
75,000	GenOn Energy Inc., Escrow† (a)	0	0
20,000	Iberdrola Renovables SA	84,118	91,565
40,000	NRG Energy Inc.†	966,620	968,000

		1,120,598	1,154,665

			Market
Shares		Cost	Value
	Multi-Utilities — 2.1%
22,000	CH Energy Group Inc.	$938,409	$1,179,640
57,267	GDF Suez, Strips	702	85
1,000	Integrys Energy Group Inc.	47,214	52,360
80,000	NorthWestern Corp.	2,283,378	2,604,000
52,000	Progress Energy Inc.	2,311,794	2,467,400

		5,581,497	6,303,485

	TOTAL UTILITIES	11,589,429	12,069,366

	ENERGY — 1.5%
	Energy Equipment and Services — 0.2%
1,000	Bronco Drilling Co., Inc.†	11,005	10,980
8,000	K-Sea Transportation Partners LP†	65,069	65,360
10,000	Pride International Inc.†	400,931	439,100
8,800	TGC Industries Inc.†	68,633	72,424

		545,638	587,864

	Oil, Gas, and Consumable Fuels — 1.3%
5,000	Anadarko Petroleum Corp.	264,704	394,700
150,000	Atlas Energy Inc., Escrow (a)	0	15,000
70,002	Atlas Energy LP	1,101,103	1,866,253
155,000	Dragon Oil plc	968,088	1,439,500
2,000	EXCO Resources Inc.	40,010	41,900
20,000	Heritage Oil plc†	102,385	83,717
150,000	WesternZagros
	Resources Ltd.†	440,446	84,025

		2,916,736	3,925,095

	TOTAL ENERGY	3,462,374	4,512,959

	TOTAL COMMON STOCKS	202,596,344	210,848,255

	RIGHTS — 0.1%
	HEALTH CARE — 0.1%
	Biotechnology — 0.0%
4,000	Clinical Data Inc., CVR, expire 04/14/18† (a)	0	3,800

	Pharmaceuticals — 0.1%
150,000	Sanofi-Aventis SA, CVR, expire 12/31/20†	301,500	372,000

	TOTAL RIGHTS	301,500	375,800

	WARRANTS — 0. 0%
	CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
636	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
636	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0

		0	0

	TOTAL WARRANTS	0	0

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — April 30, 2011 (Unaudited)

Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 29.0%
$86,596,000	U.S. Treasury Bills, 0.035% to 0.210%††, 05/19/11 to 10/20/11	$86,567,413	$86,582,777

	TOTAL U.S. GOVERNMENT OBLIGATIONS	86,567,413	86,582,777

	TOTAL INVESTMENTS — 99.7%	$289,465,257	297,806,832

			Settlement	Unrealized
			Date	Depreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS — (0.1)%
27,930,000	(d)	Deliver Danish Krone in exchange for United States Dollars 5,546,194(e)	05/06/11	(303,880)

Market
Value
Other Assets and Liabilities (Net) — 0.4%	1,286,784

NET ASSETS — 100.0%	$298,789,736

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At April 30, 2011, the market value of fair valued securities amounted to $632,545 or 0.21% of net assets.

(b)	Amount represents less than 0.5 shares.

(c)	Denoted in units.

(d)	Principal amount denoted in Danish Krone.

(e)	At March 31, 2011, the Fund has entered into forward foreign exchange contracts with State Street Bank and Trust Co.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVR	Contingent Value Right

OJSC	Open Joint Stock Company
See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

Assets:
Investments, at value (cost $289,465,257)	$297,806,832
Receivable for investments sold	6,365,969
Receivable for Fund shares sold	3,534,606
Dividends receivable	108,490
Prepaid expenses	50,896

Total Assets	307,866,793

Liabilities:
Payable to custodian	269
Foreign currency, at value (cost $5,291,338)	5,560,658
Payable for investments purchased	1,616,826
Payable for Fund shares redeemed	1,084,526
Payable for investment advisory fees	218,699
Payable for distribution fees	118,812
Payable for accounting fees	18,625
Unrealized depreciation on forward foreign exchange contracts	303,880
Other accrued expenses	154,762

Total Liabilities	9,077,057

Net Assets (applicable to 27,489,914 shares outstanding)	$298,789,736

Net Assets Consist of:
Paid-in capital	$349,446,536
Accumulated net investment loss	(437,229)
Accumulated net realized loss on investments and foreign currency transactions	(57,991,166)
Net unrealized appreciation on investments	8,341,575
Net unrealized depreciation on foreign currency translations	(569,980)

Net Assets	$298,789,736

Shares of Capital Stock each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,614,787 ÷ 512,148 shares outstanding; 100,000,000 shares authorized)	$10.96

Class A:
Net Asset Value and redemption price per share ($152,918,787 ÷ 13,971,283 shares outstanding; 200,000,000 shares authorized)	$10.95

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.62

Class B:
Net Asset Value and offering price per share ($11,447,559 ÷ 1,097,975 shares outstanding, 100,000,000 shares authorized)	$10.43 (a)

Class C:
Net Asset Value and offering price per share ($70,049,611 ÷ 6,722,358 shares outstanding, 100,000,000 shares authorized)	$10.42 (a)

Class Y:
Net Asset Value, offering, and redemption price per share ($58,758,992 ÷ 5,186,150 shares outstanding, 100,000,000 shares authorized)	$11.33

Statement of Operations
For the Six Months Ended April 30, 2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $8,288)	$1,804,850
Interest	64,094

Total Investment Income	1,868,944

Expenses:
Investment advisory fees	1,229,370
Distribution fees — Class AAA	3,362
Distribution fees — Class A	310,213
Distribution fees — Class B	60,176
Distribution fees — Class C	316,177
Shareholder services fees	182,985
Shareholder communications expenses	34,461
Legal and audit fees	34,203
Custodian fees	29,166
Registration expenses	28,947
Accounting fees	22,500
Directors’ fees	19,398
Miscellaneous expenses	15,356

Total Expenses	2,286,314

Less:
Custodian fee credits	(1,176)
Advisory fee reduction on unsupervised assets (See Note 3)	(511)

Total Reductions and Credits	(1,687)

Net Expenses	2,284,627

Net Investment Loss	(415,683)

Net Realized and Change in Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	870,491
Net realized gain on foreign currency transactions	135,554

Net realized gain on investments and foreign currency transactions	1,006,045

Net change in unrealized appreciation on investments	18,105,425
Net change in unrealized depreciation on foreign currency translations	(827,912)

Net change in unrealized gain/(loss) on investments and foreign currency translations	17,277,513

Net Realized and Change in Unrealized Gain/(Loss) on Investments and Foreign Currency	18,283,558

Net Increase in Net Assets Resulting from Operations	$17,867,875

(a)	Redemption price varies based on the length of time held.
See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Statement of Changes in Net Assets

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(415,683)	$(1,988,365)
Net realized gain on investments and foreign currency transactions	1,006,045	3,175,587
Net change in unrealized gain on investments and foreign currency translations	17,277,513	21,125,388

Net Increase in Net Assets Resulting from Operations	17,867,875	22,312,610

Distributions to Shareholders:
Net investment income
Class A	—	(469,163)
Class C	—	(31,292)
Class Y	—	(215,495)

	—	(715,950)

Net realized gain
Class A	—	(94,003)
Class B	—	(19,485)
Class C	—	(62,584)
Class Y	—	(25,461)

	—	(201,533)

Total Distributions to Shareholders	—	(917,483)

Capital Share Transactions:
Class AAA	4,848,451	548,467
Class A	18,872,703	42,092,790
Class B	(2,089,255)	(5,233,469)
Class C	8,523,738	1,317,154
Class Y	21,653,384	8,839,302

Net Increase in Net Assets from Capital Share Transactions	51,809,021	47,564,244

Redemption Fees	1,427	8,308

Net Increase in Net Assets	69,678,323	68,967,679
Net Assets:
Beginning of period	229,111,413	160,143,734

End of period (including undistributed net investment income of $0 and $0, respectively)	$298,789,736	$229,111,413

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)										Ratios to Average Net Assets/
		from Investment Operations			Distributions							Supplemental Data
			Net											Operating
			Realized						Net					Expenses Net
	Net Asset	Net	and	Total		Net			Asset		Net Assets,	Net		of Waivers/
Period	Value,	Investment	Unrealized	from	Net	Realized			Value,		End of	Investment		Reimburse-		Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	Total	Redemption	End of	Total	Period	Income		ments/Re-		Turnover
October 31	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Distributions	Fees(a)(g)	Period	Return†	(in 000’s)	(Loss)(b)		ductions(c)(d)(e)		Rate
CLASS AAA
2011(f)	$10.25	$0.03	$0.68	$0.71	—	—	—	$0.00	$10.96	6.93%	$5,615	0.64	%(h)	1.45	%(h)	93%
2010(i)	9.60	(0.05)	0.70	0.65	—	—	—	0.00	10.25	6.77	571	(0.80	)(h)	1.51	(h)	228
CLASS A
2011(f)	$10.24	$(0.01)	$0.72	$0.71	—	—	—	$0.00	$10.95	6.93%	$152,919	(0.26	)%(h)	1.65	%(h)	93%
2010	9.13	(0.09)	1.26	1.17	$(0.05)	$(0.01)	$(0.06)	0.00	10.24	12.93	124,637	(0.90)		1.71		228
2009	8.66	0.05	1.16	1.21	—	(0.74)	(0.74)	0.00	9.13	16.09	71,935	0.59		1.74		97
2008	13.17	0.02	(3.64)	(3.62)	—	(0.89)	(0.89)	0.00	8.66	(29.16)	111,249	0.16		1.86		130
2007	12.75	0.09	1.18	1.27	(0.26)	(0.59)	(0.85)	0.00	13.17	10.52	401,709	0.68		1.70		216
2006	11.62	0.23	1.43	1.66	(0.11)	(0.42)	(0.53)	0.00	12.75	14.73	289,464	1.84		1.66		227
CLASS B
2011(f)	$9.78	$(0.04)	$0.69	$0.65	—	—	—	$0.00	$10.43	6.65%	$11,447	(0.84	)%(h)	2.20	%(h)	93%
2010	8.72	(0.13)	1.20	1.07	—	$(0.01)	$(0.01)	0.00	9.78	12.29	12,767	(1.41)		2.26		228
2009	8.35	0.01	1.10	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	16,280	0.08		2.29		97
2008	12.79	(0.04)	(3.51)	(3.55)	—	(0.89)	(0.89)	0.00	8.35	(29.53)	22,641	(0.37)		2.41		130
2007	12.39	0.04	1.14	1.18	$(0.19)	(0.59)	(0.78)	—	12.79	9.96	48,688	0.25		2.25		216
2006	11.31	0.15	1.39	1.54	(0.04)	(0.42)	(0.46)	0.00	12.39	14.02	53,665	1.27		2.21		227
CLASS C
2011(f)	$9.78	$(0.04)	$0.68	$0.64	—	—	—	$0.00	$10.42	6.54%	$70,050	(0.80	)%(h)	2.20	%(h)	93%
2010	8.72	(0.13)	1.21	1.08	$(0.01)	$(0.01)	$(0.02)	0.00	9.78	12.36	57,381	(1.43)		2.26		228
2009	8.35	0.00 (b)	1.11	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	50,096	0.02		2.29		97
2008	12.80	(0.04)	(3.52)	(3.56)	—	(0.89)	(0.89)	0.00	8.35	(29.55)	62,243	(0.37)		2.41		130
2007	12.40	0.03	1.15	1.18	(0.19)	(0.59)	(0.78)	0.00	12.80	9.96	176,766	0.16		2.25		216
2006	11.31	0.15	1.40	1.55	(0.04)	(0.42)	(0.46)	0.00	12.40	14.11	143,711	1.28		2.21		227
CLASS Y
2011(f)	$10.58	$0.01	$0.74	$0.75	—	—	—	$0.00	$11.33	7.09%	$58,759	0.26	%(h)	1.21	%(h)	93%
2010	9.42	(0.04)	1.30	1.26	$(0.09)	$(0.01)	$(0.10)	0.00	10.58	13.49	33,755	(0.44)		1.26		228
2009	8.87	0.09	1.20	1.29	—	(0.74)	(0.74)	0.00	9.42	16.64	21,833	1.05		1.29		97
2008	13.48	0.07	(3.73)	(3.66)	—	(0.95)	(0.95)	0.00	8.87	(28.88)	28,768	0.63		1.41		130
2007	13.04	0.16	1.20	1.36	(0.33)	(0.59)	(0.92)	0.00	13.48	11.01	106,487	1.15		1.25		216
2006	11.88	0.29	1.45	1.74	(0.16)	(0.42)	(0.58)	0.00	13.04	15.23	81,816	2.34		1.21		227

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Net investment income (loss) ratios do not include a reduction for fees paid indirectly. Including such reduction for fees paid indirectly, the net investment income (loss) ratios for the years ended October 31, 2007 and 2006 would have been 0.72% and 1.87% (Class A), 0.29% and 1.30% (Class B), 0.20% and 1.31% (Class C), and 1.19% and 2.38% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the six months ended April 30, 2011 and the years ended October 31, 2010 and 2009 there were no fees paid indirectly.

(c)	The operating expense ratios do not include a reduction of expense for fees paid indirectly. Including such reduction for fees paid indirectly, the expense ratios for the years ended October 2007 and 2006 would have been 1.66% and 1.63% (Class A), 2.21% and 2.18% (Class B and Class C), and 1.21% and 1.18% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the six months ended April 30, 2011 and the years ended October 31, 2010 and 2009 there were no fees paid indirectly.

(d)	The Fund incurred interest expense during the year ended October 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.79% (Class A), 2.34% (Class B and Class C), and 1.34% (Class Y), respectively. For the years ended October 31, 2010 and 2009, the effect of interest expense was minimal. For the six months ended April 30, 2011 there was no interest expense.

(e)	If operating expenses were shown gross of any waivers/reimbursements/reductions, the effect would be minimal.

(f)	For the six months ended April 30, 2011, unaudited.

(g)	Amount represents less than $0.005 per share.

(h)	Annualized.

(i)	From the commencement of offering Class AAA Shares on February 26, 2010 through October 31, 2010.
See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Unaudited)
1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the “Corporation”), which was organized in Maryland on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its primary objective is capital appreciation.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of April 30, 2011 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable inputs	Unobservable Inputs	at 4/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care
Biotechnology	$7,842,232	—	$44,000	$7,886,232
Other Industries (a)	40,729,235	—	—	40,729,235
Consumer Discretionary
Media	8,103,815	—	7,245	8,111,060
Specialty Retail	1,224,009	—	0	1,224,009
Other Industries (a)	9,827,994	—	—	9,827,994
Financials
Consumer Finance	3,648,150	—	562,500	4,210,650
Other Industries (a)	8,478,658	—	—	8,478,658
Utilities
Independent Power Producers and Energy Traders	1,154,665	—	0	1,154,665
Other Industries (a)	10,914,701	—	—	10,914,701
Energy
Oil, Gas, and Consumable Fuels	3,910,095	—	15,000	3,925,095
Other Industries (a)	587,864	—	—	587,864
Other Industries (a)	113,798,092	—	—	113,798,092

Total Common Stocks	210,219,510	—	628,745	210,848,255

Rights:
Health Care
Biotechnology	—	—	3,800	3,800
Pharmaceuticals	372,000	—	—	372,000

Total Rights	372,000	—	3,800	375,800

Warrants
Consumer Discretionary
Media	—	—	0	0

U.S. Government Obligations	—	$86,582,777	—	86,582,777

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$210,591,510	$86,582,777	$632,545	$297,806,832

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward Foreign Exchange Contract	$—	$(303,880)	$—	$(303,880)

TOTAL OTHER FINANCIAL INSTRUMENTS:	$—	$(303,880)	$—	$(303,880)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
The Fund did not have significant transfers between Level 1 and Level 2 during the six months ended April 30, 2011.
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

										Net change
										in unrealized
										appreciation/
										depreciation
										during the
										period on
				Change in						Level 3
	Balance	Accrued	Realized	unrealized			Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/			into	out of	as of	held at
	10/31/10	(premiums)	(loss)	depreciation†	Purchases	Sales	Level 3††	Level 3††	4/30/11	4/30/11†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care
Biotechnology	$44,000	$—	$—	$—	$—	$—	—	$—	$44,000	$—
Consumer Discretionary
Media	0	—	—	7,245	0	—	—	—	7,245	7,245
Specialty Retail	—	—	—	—	0	—	—	—	0	—
Financials
Consumer Finance	—	—	—	562,500	0	—	—	—	562,500	562,500
Utilities
Independent Power Producers and Energy Traders	0	—	—	—	—	—	—	—	0	—
Energy
Oil, Gas, and Consumable Fuels	—	—	—	15,000	0	—	—	—	15,000	15,000

Total Common Stocks	44,000	—	—	584,745	0	—	—	—	628,745	584,745

Rights:
Healthcare
Biotechnology	—	—	—	3,800	0	—	—	—	3,800	3,800
Warrants:
Consumer Discretionary
Media	1	—	—	(1)	—	—	—	—	0	(1)

TOTAL INVESTMENTS IN SECURITIES	$44,001	$—	$—	$588,544	$0	$—	$—	$—	$632,545	$588,544

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at April 30, 2011, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. During the six months ended April 30, 2011, the Fund held no investments in equity contract for difference swap agreements.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Forward foreign exchange contracts at April 30, 2011 are reflected within the Schedule of Investments.
The Fund’s volume of activity in forward foreign currency contracts from January 18, 2011 through April 30, 2011 had an average monthly value while outstanding of approximately $5,232,078.
As of April 30, 2011, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the six months ended April 30, 2011, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency transactions.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase date and subsequent sale trade date is included in realized gain/(loss) on investments.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest not more than 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The fund held no restricted or illiquid securities at April 30, 2011.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (the “NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits that are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.
The tax character of distributions paid during the year ended October 31, 2010 was $917,483 of ordinary income.
Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At October 31, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $54,505,517 which is available to reduce future required distributions of net capital gains to shareholders through 2017.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
During the year ended October 31, 2010, the Fund utilized capital loss carryforwards of $2,436,854.
The following summarizes the tax cost of investments and the related net unrealized appreciation at April 30, 2011:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$293,694,416	$20,337,402	$(16,224,986)	$4,112,416

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended April 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of April 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended October 31, 2007 through October 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%
In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Adviser contractually agreed to make payments or waive its fees to limit the expenses of the Fund until March 10, 2010 (“Expense Limitation Agreement”). The annualized total operating expenses (exclusive of brokerage commissions, interest, taxes, capitalized expenses, expenses of other investment companies in which the Fund invests, and extraordinary expenses) for the Fund were limited to the following based on annual average daily net assets: Class A Shares 1.90%, Class B Shares 2.45%, Class C Shares 2.45%, and Class Y Shares 1.45%. There were no expense limitations for Class AAA. At April 30, 2011, no expense reimbursements were due to the Adviser.
There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended April 30, 2011, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $511.
The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
4. Distribution Plan. The Fund’s Board has adopted a distribution agreement and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.45%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.
5. Portfolio Securities. Purchases and sales of securities for the six months ended April 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $210,048,450 and $169,799,554, respectively.
6. Transactions with Affiliates. During the six months ended April 30, 2011, the Fund paid brokerage commissions on security trades of $87,799 to Gabelli & Co. Additionally, Gabelli & Co. informed the Fund that it retained $45,569 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
Effective March 11, 2010, the cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. From November 1, 2010 through April 30, 2011, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the six months ended April 30, 2011, there were no borrowings outstanding under the line of credit.
8. Capital Stock. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class Y Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%, effective November 4, 2009. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co. Class AAA Shares and Class Y Shares are offered to qualified investors without a sales charge. Class AAA Shares were first offered on February 26, 2010.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the six months ended April 30, 2011 and the year ended October 31, 2010 amounted to $1,427 and $8,308, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Six Months Ended
	April 30, 2011		Year Ended
	(Unaudited)		October 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	509,015	$5,411,607	67,341 *	$665,134 *
Shares redeemed	(52,656)	(563,156)	(11,552) *	(116,667) *

Net increase	456,359	$4,848,451	55,789	$548,467

Class A
Shares sold	4,561,575	$48,079,904	7,978,586	$78,186,857
Shares issued upon reinvestment of distributions	—	—	50,208	485,005
Shares redeemed	(2,761,606)	(29,207,201)	(3,739,635)	(36,579,072)

Net increase	1,799,969	$18,872,703	4,289,159	$42,092,790

Class B
Shares sold	2,622	$26,645	336	$3,083
Shares issued upon reinvestment of distributions	—	—	1,638	15,185
Shares redeemed	(209,786)	(2,115,900)	(564,023)	(5,251,737)

Net decrease	(207,164)	$(2,089,255)	(562,049)	$(5,233,469)

Class C
Shares sold	1,448,877	$14,524,416	1,417,795	$13,408,799
Shares issued upon reinvestment of distributions	—	—	7,112	65,926
Shares redeemed	(596,073)	(6,000,678)	(1,302,497)	(12,157,571)

Net increase	852,804	$8,523,738	122,410	$1,317,154

Class I
Shares sold	2,906,629	$31,603,132	1,965,328	$19,868,579
Shares issued upon reinvestment of distributions	—	—	16,753	166,529
Shares redeemed	(911,784)	(9,949,748)	(1,108,918)	(11,195,806)

Net increase	1,994,845	$21,653,384	873,163	$8,839,302

*	From the commencement of offering Class AAA Shares on February 26, 2010.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued) (Unaudited)
9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which allowed the SEC to appeal the court’s rulings. On October 29, 2010, the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of Gabelli Enterprise Mergers and Acquisitions Fund (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required annually to review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.
More specifically, at a meeting held on February 15, 2011, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.
1) The nature, extent, and quality of services provided by the Adviser.
     The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.
     The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Fund that are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Fund who had invested through various programs offered by third party financial intermediaries (“Participating Organizations”). The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (“BNY”) to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.
     The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.
     The Board reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board considered the Fund’s one, three, and five year average annual total returns for the periods ended December 31, 2010, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board was developed by Lipper and was comprised of other mid-cap core funds (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board noted that the Fund’s performance was above the median for the three year and five year periods, and below the median for the one year period. The Board concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.
     In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.
3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.
     In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against a comparative Lipper expense peer group (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of advisory fees after waivers and/or reimbursements. The Board noted that the Fund’s advisory fee and expense ratio were higher than average when compared with those of the Expense Peer Group.
     The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.
     The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2010. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.
     With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee (including the breakpoints) appropriately took into account any economies of scale that had been realized as a result of that growth.
5) Other Factors
     In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.
     Based on a consideration of all these factors in their totality, the Board, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a Fund shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Team Managed
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara G. Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
SMALL CAP VALUE
Gabelli Small Cap Growth Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark R. Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara G. Marcin, CFA
SPECIALTY EQUITY
GAMCO Vertumnus Fund (formerly GAMCO
Global Convertible Securities Fund)
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
MERGER AND ARBITRAGE Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12—18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Managers: Charles L. Minter
Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark R. Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.
Distributed by Gabelli & Company, Inc., One Corporate Center, Rye, NY 10580.

Gabelli Enterprise Mergers and Acquisitions Fund
SEMI ANNUAL REPORT
APRIL 30, 2011
Gabelli Enterprise Mergers and
Acquisitions Fund
A Portfolio of the Gabelli 787 Fund, Inc.
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors
Anthony J. Colavita
President
Anthony J. Colavita, P.C.
James P. Conn
Former Managing Director and
Chief Investment Officer
Financial Security Assurance
Holdings Ltd.
Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.
Arthur V. Ferrara
Former Chairman and
Chief Executive Officer
Guardian Life Insurance
Company of America
Kuni Nakamura
President of
Advanced Polymer, Inc.
Regina M. Pitaro
Managing Director and
Director of GAMCO Asset
Management Inc.
Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.
Officers
Bruce N. Alpert
President and Secretary
Agnes Mullady
Treasurer
Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli and Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
This report is submitted for the general information of the shareholders of Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB208Q211SR

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 7/8/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 7/8/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 7/8/11

*	Print the name and title of each signing officer under his or her signature.